SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934.

                                (Amendment No. )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential,  for  Use  of the  Commission  Only  (as  permitted  by  Rule
     14a-6(e)(2)
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                         SOUTHCOAST FINANCIAL CORPORATION
                (Name of Registrant as Specified In Its Charter)



     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
 [x]  No Fee Required.
      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:



     2)   Aggregate number of securities to which transaction applies:



     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:



     4)   Proposed maximum aggregate value of transaction:



     5)   Total fee paid



[ ]  Fee paid previously with preliminary materials



[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

                        SOUTHCOAST FINANCIAL CORPORATION

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


TO OUR SHAREHOLDERS:

NOTICE IS HEREBY GIVEN THAT the Annual Meeting of the Shareholders of Southcoast Financial Corporation will be held at The Harbour Club, 35 Prioleau Street, Charleston, South Carolina, on April, 27, 2005, at 1:00 p.m., for the following purposes:

     (1)  To elect three directors to serve a three year term;

     (2)  To elect two directors to serve a one year term; and

     (3) To act upon other such matters as may properly come before the meeting or any adjournment thereof.

      Only shareholders of record at the close of business on March 11, 2005 are entitled to notice of and to vote at the meeting. In order that the meeting can be held, and a maximum number of shares can be voted, whether or not you plan to be present at the meeting in person, please fill in, date, sign and promptly return the enclosed form of proxy. The Company's Board of Directors unanimously recommends a vote FOR approval of all of the proposals presented.

      Returning the signed proxy will not prevent a record owner of shares from voting in person at the meeting.

      Included herewith is the Company's 2005 Proxy Statement. Also included is the Company's 2004 Annual Report to Shareholders.

                                            By Order of the Board of Directors



April 7, 2005                                Robert M. Scott
                                             Secretary

                        SOUTHCOAST FINANCIAL CORPORATION
                           530 Johnnie Dodds Boulevard
                       Mt. Pleasant, South Carolina 29464
                                 (843) 884-0504

                                 PROXY STATEMENT

       This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Southcoast Financial Corporation (the "Company") for use at the Annual Meeting of Shareholders to be held at 1:00 p.m. on April 27, 2005 at The Harbour Club, 35 Prioleau Street, Charleston, South Carolina. A Notice of Annual Meeting is attached hereto, and a form of proxy is enclosed. This statement was first mailed to shareholders on or about April 7, 2005. The cost of this solicitation is being paid by the Company. The only method of solicitation to be employed, other than use of the mail, is personal contact, including by telephone or other electronic means, by directors and regular employees of the Company.

                                  ANNUAL REPORT

      The Annual Report to Shareholders covering the Company's fiscal year ended December 31, 2004, including financial statements, is enclosed herewith. Such Annual Report to Shareholders does not form any part of the material for the solicitation of proxies.

                               REVOCATION OF PROXY

      Any record shareholder who executes and delivers a proxy has the right to revoke it at any time before it is voted. The proxy may be revoked by a record shareholder by delivering to L. Wayne Pearson, President, Southcoast Financial Corporation, 530 Johnnie Dodds Boulevard, Mt. Pleasant, South Carolina 29464 or by mailing to Mr. Pearson at Post Office Box 1561, Mt. Pleasant, South Carolina 29465, an instrument which by its terms revokes the proxy. The proxy may also be revoked by a record shareholder by delivery to the Company of a duly executed proxy bearing a later date. Written notice of revocation of a proxy or delivery of a later dated proxy will be effective upon receipt thereof by the Company. Attendance at the Annual Meeting will not in itself constitute revocation of a proxy. However, any shareholder who desires to do so may attend the meeting and vote in person in which case the proxy will not be used.

                                QUORUM AND VOTING

      At the close of business on March 11, 2005, there were outstanding 3,016,016 shares of the Company's common stock (no par value) (the "Common Stock"). Each share outstanding will be entitled to one vote upon each matter submitted at the meeting. Only stockholders of record at the close of business on March 11, 2005 (the "Record Date"), shall be entitled to notice of and to vote at the meeting.

      A majority of the shares entitled to be voted at the annual meeting constitutes a quorum. If a share is represented for any purpose at the annual meeting by the presence of the registered owner or a person holding a valid proxy for the registered owner, it is deemed to be present for purposes of establishing a quorum. Therefore, valid proxies which are marked "Abstain" or "Withhold" and shares that are not voted, including proxies submitted by brokers that are the record owners of shares (so-called "broker non-votes"), will be included in determining the number of votes present or represented at the annual meeting. If a quorum is not present or represented at the meeting, the shareholders entitled to vote, present in person or represented by proxy, have the power to adjourn the meeting from time to time. If the meeting is to be reconvened within thirty days, no notice of the reconvened meeting will be given other than an announcement at the adjourned meeting. If the meeting is to be adjourned for thirty days or more, notice of the reconvened meeting will be given as provided in the Bylaws. At any reconvened meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed.

      If a quorum is present at the Annual Meeting, directors will be elected by a plurality of the votes cast by shares present and entitled to vote at the annual meeting. "Plurality" means that if there are more nominees than positions to be filled, the individuals who receive the largest number of votes cast for the positions to be filled will be elected as directors. Cumulative voting is not permitted. Votes that are withheld or that are not voted in the election of directors will have no effect on the outcome of election of directors. If a quorum is present all other matters that may be considered and acted upon at the

Annual Meeting will be approved if the number of shares of Common Stock voted in favor of the matter exceeds the number of shares of Common Stock voted against the matter.

                       ACTIONS TO BE TAKEN BY THE PROXIES

         The persons named as proxies were selected by the Board of Directors of the Company. When the form of proxy enclosed is properly executed and returned, the shares that it represents will be voted at the meeting. Each proxy, unless the shareholder otherwise specifies therein, will be voted "FOR" the election of the persons named in this Proxy Statement as the Board of Directors' nominees for election to the Board of Directors. In each case where the shareholder has appropriately specified how the proxy is to be voted, it will be voted in accordance with his specifications. As to any other matter of business which may be brought before the Annual Meeting, a vote may be cast pursuant to the accompanying proxy in accordance with the best judgment of the persons voting the same, but the Board of Directors does not know of any such other business.

                              SHAREHOLDER PROPOSALS

         Any shareholder who wishes to submit proposals for the consideration of the shareholders at the 2006 Annual Meeting may do so by mailing them in writing to L. Wayne Pearson, President, Southcoast Financial Corporation, Post Office Box 1561, Mt. Pleasant, South Carolina 29465 or by delivering them in writing to Mr. Pearson at the Company's main office, 530 Johnnie Dodds Boulevard, Mt. Pleasant, South Carolina 29464. Such written proposals must be received prior to December 6, 2005, for inclusion, if otherwise appropriate, in the Company's Proxy Statement and form of Proxy relating to that meeting. With respect to any shareholder proposal not received by the Company prior to February 19, 2005, proxies solicited by management of the Company will be voted on the proposal in the discretion of the designated proxy agents.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The table below shows information as of December 31, 2004 about persons known to management of the Company to be beneficial owners of 5% or more of the Company's common stock. This information was obtained from Schedules 13G filed by these entities with the Securities and Exchange Commission and the Company has not independently verified it.

                                                 NUMBER OF          % SHARES
NAME AND ADDRESS                                  SHARES           OUTSTANDING
----------------                                  ------           -----------

Goldman Sachs Asset Management, L.P.             281,513              9.3%
32 Old Slip
New York, New York 10005

Babson Capital Management LLC                    308,025             10.2%
One Memorial Drive
Cambridge, Massachusetts 02142


                        SECURITY OWNERSHIP OF MANAGEMENT

         The table below shows as to each director his name and the number and percentage of shares of the Company's common stock owned by him at April 7, 2005.

                                     NUMBER OF                  % SHARES
NAME                                  SHARES                   OUTSTANDING
----                                  ------                   -----------

William A. Coates                     59,711(1)                   1.98%
Paul D. Hollen, III                   80,267(2)                   2.66%
L. Wayne Pearson                      88,838(3)                   2.94%
Robert M. Scott                       59,661(4)                   1.98%
James H. Sexton, Jr.                  36,774(5)                   1.22%
James P. Smith                        47,492(6)                   1.57%
Tommy B. Baker                        10,000                      0.33%
Stephen F. Hutchinson                 10,000                      0.33%
                                      ------
All Directors, nominees
and executive officers
as a group (8 persons)               392,763(7)                  12.95%
------------------------
Except as noted, to the knowledge of management, all shares are owned directly with sole voting power.
(1)  Includes options to purchase 2,750 shares of the Company's common stock.
(2)  Includes options to purchase 3,519 shares of the Company's common stock.
(3)  Includes options to purchase 2,750 shares of the Company's common stock.
(4)  Includes options to purchase 3,519 shares of the Company's common stock.
(5)  Includes options to purchase 2,750 shares of the Company's common stock.
(6)  Includes options to purchase 2,750 shares of the Company's common stock.
(7)  Includes options to purchase 18,038 shares of the Company's common stock.


                              ELECTION OF DIRECTORS

         The Board of Directors has set the number of directors to serve after the Annual Meeting at eight. At the Annual Meeting, three directors are to be elected to hold office for a term of three years, their terms expiring at the 2008 Annual Meeting of Shareholders, and two directors are to be elected to hold office for a term of one year, their terms expiring at the 2006 Annual Meeting of Shareholders. Directors serve until their successors are elected and qualified to serve. The Board has nominated Tommy B. Baker and Stephen H. Hutchinson to each serve a one year term, and Paul D. Hollen, James H. Sexton, and James P. Smith to each serve three year terms. The nominees are currently directors of the Company. Any other nominations must be made in writing and given to the Secretary of the Company in accordance with the procedures set forth below under "--Committees of the Board of Directors."

         It is the intention of the persons named in the enclosed form of proxy to vote for the election of Messrs. Baker, Hollen, Hutchinson, Sexton and Smith as directors. Unless a contrary specification is indicated, the enclosed form of proxy will be voted FOR each such nominee. In the event that such nominee is not available by reason of any unforeseen contingency, the persons acting under the proxy intend to vote for the election, in his stead, of such other person as the Board of Directors of the Company may recommend. The Board of Directors has no reason to believe that any nominee will be unable or unwilling to serve if elected.

Directors and Nominees

         Set forth below are the names, ages, positions with the Company, business experience for the past five years, and the date such persons first became a director, of the current directors and director nominees of the Company. Each director is also a director of the Company's wholly owned subsidiary, Southcoast Community Bank (the "Bank").

                                                                                                         Director
Name                          Age      Business Experience During Past Five Years                         Since
----                          ---      ------------------------------------------                         -----


         Nominees for the Board of Directors for terms of office to continue until the Annual Meeting of Shareholders of the Company in 2008:


Paul D. Hollen, III            56      Executive  Vice  President and Chief  Operations  Officer of the       1998*
                                       Company  and the Bank  since June  1998;  Organizer  of the Bank from  October,  1997 to June 1998;  Special  Projects,  Carolina
                                       First Bank from July,  1997 to  October,  1997;  Executive  Vice
                                       President and Chief Operations Officer,  Lowcountry Savings Bank
                                       from 1994 to July, 1997.

James H. Sexton, Jr. DMD       55      Dentist (private practice) since 1975.                                 1998*

James P. Smith                 50      Regional  Manager,  American /AIG Life Insurance,  1993 to 2004;       1998*
                                       President,  Atlantic  Coast  Advisory  Group  (insurance  sales)
                                       since 2004.

         Nominees for the Board of Directors for terms of office to continue until the Annual Meeting of Shareholders in 2006:

Tommy B. Baker                59       Owner- Baker Motors of Charleston                                      2005

Stephen F. Hutchinson         58       President, East Coast Development Company, Inc ( real estate)          2005


         Directors whose terms of office will continue until the Annual Meeting of Shareholders of the Company in 2007:

L. Wayne Pearson              57       President  of  the  Company  and  the  Bank  since  June,  1998;       1998*
                                       Organizer of the Bank from October,  1997 to June, 1998; private
                                       investor,   from  July,  1997  to  October,   1997;   President,
                                       Lowcountry Savings Bank from 1986 to July, 1997.

Robert M. Scott               61       Executive  Vice  President  and Chief  Financial  Officer of the       1998*
                                       Company and the Bank since  June,  1998;  Organizer  of the Bank from October,  1997 to June, 1998;  Special  Projects,  Carolina
                                       First Bank from July,  1997 to  October,  1997;  Executive  Vice
                                       President and Chief Financial  Officer,  Lowcountry Savings Bank
                                       from April, 1996 to July, 1997.


         Director whose term of office will continue until the Annual Meeting of Shareholders of the Company in 2006:

William A. Coates             56       Attorney,  Shareholder in Roe,  Cassidy,  Coates & Price,  P.A.,       1998*
                                       Greenville,  South Carolina  (attorneys)  since January 1, 2002;
                                       Attorney,  Shareholder  in Love,  Thornton,  Arnold  &  Thomson,
                                       P.A., Greenville, South Carolina (attorneys) 1980-2001.

*Includes membership on the Board of Directors of Southcoast Community Bank prior to organization of the Company as a holding company for Southcoast Community Bank in 1999.

         Neither the nominees nor any director nor any of the principal executive officers are related by blood, marriage or adoption in the degree of first cousin or closer.

Executive Officers

         The executive officers of the Company are Messrs. Pearson, Hollen and Scott. Messers. Pearson, Hollen and Scott are all directors of the Company and information about their ages and business experience is set forth above.

Attendance at Meetings of the Board of Directors and Meetings of Shareholders

         During the last full fiscal year, ending December 31, 2004, the Board of Directors of the Company met four times. Each director attended a minimum of 75% of the total number of meetings of the Board of Directors and committees of which he was a member. The Bank's board of directors met 12 times in 2004.

         The Company encourages, but does not require, its directors to attend annual meetings of shareholders. Last year all of the Company's directors attended the annual meeting of shareholders.

Director Independence

         The Company is required by the Nasdaq Stock Market, Inc. Marketplace Rules to have a majority of independent directors. The Board of Directors has determined that William A. Coates, James H. Sexton, Jr., James P. Smith, Tommy
B. Baker and Stephen F. Hutchinson are independent under these rules.

Committees of the Board of Directors

Nominating Committee

         The Board of Directors did not have a separate nominating committee in 2004. Rather, the entire Board of Directors acted as a nominating committee. Based on the Company's size, the small geographic area in which it does business and the desirability of directors' being a part of the communities served by the Company and familiar with the Company's customers, the Board of Directors did not believe the Company would derive any significant benefit from a separate nominating committee. In 2005, in order to comply with the Company's obligations under its listing agreement with the Nasdaq Stock Market, Inc., a nominating committee was created. Its members are Messrs. Hutchinson, Sexton and Smith. The members of the committee are all independent as defined in The Nasdaq Stock Market, Inc. Marketplace Rules, as modified or supplemented. The Company has a Nominating Committee charter, a copy of which is attached to this Proxy Statement as Appendix A. The charter is not available on the Company's website.

         In recommending director candidates, the committee takes into consideration such factors as it deems appropriate based on the Company's current needs. These factors may include diversity, age, skills such as understanding of banking and general finance, decision-making ability, inter-personal skills, experience with businesses and other organizations of comparable size, community activities and relationships, and the interrelationship between the candidate's experience and business background, and other Board members' experience and business background, as well as the candidate's ability to devote the required time and effort to serve on the Board.

         The committee will consider for recommendation by the committee director candidates recommended by shareholders if the shareholders comply with the following requirements. If a shareholder wishes to recommend a director candidate to the committee for consideration as a Board of Directors' nominee, such shareholder must submit in writing to the committee the recommended candidate's name, a brief resume setting forth the recommended candidate's business and educational background and qualifications for service, and a notarized consent signed by the recommended candidate stating the recommended candidate's willingness to be nominated and to serve. This information must be delivered to the Nominating Committee of the Company at the Company's address and must be received no later than January 15 in any year to be considered as a potential Board of Directors' nominee at the Annual Meeting of Shareholders for that year. The committee may request further information if it determines a potential candidate may be an appropriate nominee. Director candidates recommended by shareholders that comply with these requirements will receive the same consideration that the committee's other candidates receive.

         Director candidates recommended by shareholders will not be considered for recommendation by the committee as potential Board of Directors' nominees if the shareholder recommendations are received later than January 15 in any year. However, shareholders may nominate director candidates for election at the annual meeting, but no person who is not already a director may be elected at an annual meeting of shareholders unless that person is nominated in writing at least 90 days prior to the meeting. Such nominations, other than those made by or on behalf of the existing management of the Company, must be made in writing and must be delivered or mailed to the President of the Company, not less than 90 days prior to any meeting of Shareholders called for the election of Directors. Such notification must contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the total number of shares of capital stock of the Company that will be voted for each proposed nominee; (d) the name and residence address of the notifying shareholder; and (e) any other information required by Regulation 14A under the Exchange Act. Nominations not made in accordance with these requirements may be disregarded by the presiding officer of the meeting, and upon his instructions, the vote tellers shall disregard all votes cast for each such nominee.

         Two of the nominees for election to the Board of Directors at the Annual Meeting (Messrs. Baker and Hutchinson) were added to the Board of Directors by the Board of Directors but have not previously been elected by the shareholders of the Company. Both currently serve on the board of directors of the Company's subsidiary bank. They were recommended for nomination by the chief executive officer of the Company and the bank.

Audit Committee.

         The Company  has an Audit  Committee  established  in  accordance  with
Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The Audit Committee provides general oversight of financial reporting and the adequacy of the internal controls of the Company. The Audit Committee functions by meeting with the independent auditors and by contact with members of management concerned with financial and control functions. During 2004, the Audit Committee was comprised of Messrs. Sexton (Chairman), Smith and Coates. The Audit Committee met four times in 2004. The Audit Committee has a written charter. Each member of the Audit Committee is independent as defined in the Nasdaq Stock Market, Inc. Marketplace Rules, as modified or supplemented.

Compensation Committee.

         The Compensation Committee reviews the compensation policies of the Company and recommends to the Board the compensation levels and compensation programs for the executive officers of the Company. Members of the Compensation Committee are Messrs. Smith (Chairman), Coates, and Sexton. The Compensation Committee met three times during 2004. The members of the committee are all independent as defined in the Nasdaq Stock Market, Inc., Marketplace Rules, as modified or supplemented.

Shareholder Communications with the Board of Directors

         Any shareholder who wishes to send communications to the Board of Directors should mail them addressed to the intended recipient by name or position in care of: Corporate Secretary, Southcoast Financial Corporation, 530 Johnnie Dodds Boulevard, Mt. Pleasant, South Carolina 29464. Upon receipt of any such communications, the Corporate Secretary will determine the identity of the intended recipient and whether the communication is an appropriate shareholder communication. The Corporate Secretary will send all appropriate shareholder communications to the intended recipient. An "appropriate shareholder communication" is a communication from a person claiming to be a shareholder in the communication the subject of which relates solely to the sender's interest as a shareholder and not to any other personal or business interest.

         In the case of communications addressed to the Board of Directors, the Corporate Secretary will send appropriate shareholder communications to the Chairman of the Board. In the case of communications addressed to the independent or outside directors, the Corporate Secretary will send appropriate shareholder communications to the Chairman of the Audit Committee. In the case of communications addressed to committees of the board, the Corporate Secretary will send appropriate shareholder communications to the Chairman of such committee.

                             MANAGEMENT COMPENSATION

Executive Officer Compensation

         The following table sets forth information about compensation paid to the Chief Executive Officer and to the Executive Vice Presidents of the Company. No other officer of the Company was paid remuneration in excess of $100,000 in 2004.

                           Summary Compensation Table

                                                                                 Long-Term
                                                                                Compensation
                                                                                ------------
                                                                                   Awards
                                                                                   ------
                                                                                  Number of
                                                                                 Securities
                                                Annual Compensation (1)         Underlying
                                                -----------------------            Options          All Other
Name and Principal Position                 Year       Salary         Bonus        Awarded      Compensation (2)
---------------------------                 ----       ------         -----        -------      ----------------

 L. Wayne Pearson                           2004     $293,875       $215,000         2,500          $39,828
  President and Chief                       2003      244,930        150,000           -0-           32,670
  Executive Officer                         2002      218,515         50,000           -0-           30,420

Robert M. Scott                             2004     $172,355       $ 75,000         2,500          $32,058
  Executive Vice President                  2003      145,481         64,750           -0-           28,271
                                            2002      135,195         25,875           -0-           27,824

Paul D. Hollen, III                         2004     $197,329        $77,500         2,500          $30,378
  Executive Vice President                  2003      163,865         78,500           -0-           26,748
                                            2002      145,640         32,500           -0-           25,864

(1) Perquisites and personal benefits did not exceed the lesser of $50,000 or 10% of Mr. Pearson's, Mr. Scott's or Mr. Hollen's salary plus bonus payments.

(2) Includes contributions by the Company to the Bank's 401(k) Plan on behalf of the named persons as well as premiums for medical insurance, disability insurance and life insurance in the amounts shown:

                             Year      401(k)    Medical    Disability   Life
                             ----      ------    ------     ----------   ----

         Mr. Pearson         2004    $13,569     $5,087       $3,378    $17,794
                             2003     13,181      4,911        3,378     11,200
                             2002     11,273      4,569        3,378     11,200

         Mr. Scott           2004    $11,464     $3,041       $2,910    $14,643
                             2003      9,185      2,976        2,910     13,200
                             2002      8,895      2,819        2,910     13,200

         Mr. Hollen          2004    $12,534     $3,041       $2,378    $12,425
                             2003     10,194      2,976        2,378     11,200
                             2002      9,467      2,819        2,378     11,200


                        Option Grants In Last Fiscal Year

         The following table presents information about options granted in 2004 to the persons named in the Summary Compensation Table.

                           Number of      % of Total                                        Potential Realizable Value
                          Securities        Options                                         at Assumed Annual Rates of
                          Underlying        Granted       Exercise                          Stock Price Appreciation
         Name           Options Granted  to Employees       Price        Expiration Date        for Option Term
         ----           ---------------  ------------       -----        ---------------    ---------------------------
                                                                                                5%           10%
                                                                                                --           ---
L. Wayne Pearson             2,500            12%          $ 20.35       March 31, 2009       $14,056      $31,060
Robert M. Scott              2,500            12%          $ 20.35       March 31, 2009       $14,056      $31,060
Paul D. Hollen, III          2,500            12%          $ 20.35       March 31, 2009       $14,056      $31,060

          Option Exercises and Year End Options Outstanding And Values

         The following table presents information about options held by the persons named in the Summary Compensation Table at December 31, 2004. None of these persons exercised options in 2004.

                                             Number of Securities                     Value of Unexercised
                                            Underlying Unexercised                        In-the-Money
                                               Options 12/31/04                       Options 12/31/04(1)
                                               ----------------                       -------------------
               Name                   Exercisable        Unexercisable          Exercisable         Unexercisable
               ----                   -----------        -------------          -----------         -------------
L. Wayne Pearson                         2,750                -0-                  $ 18,838              -0-
Robert M. Scott                         12,601                -0-                  $226,214              -0-
Paul D. Hollen, III                      5,825                -0-                  $ 83,105              -0-

---------------
(1) Based on exercise prices ranging from $4.23 to $18.50 per share and assuming that the fair market value of the Company's common stock on December 31, 2004 was $25.35 per share.

Compensation Committee Interlocks and Insider Participation

         The members of the Compensation Committee in 2004 were James P. Smith, Chairman, William A. Coates and James H. Sexton, Jr. DMD.

Board Compensation Committee Report on Executive Compensation

         The Compensation Committee has historically followed an informal policy of providing executive officers with a total compensation package consisting of a salary, bonuses, insurance and other benefits and stock options. In setting salaries, the committee looks at salaries paid to executives of other financial institutions in the company's market area, the State of South Carolina and the Southeastern United States as well as salaries paid to other executives with similar levels of skill and responsibility in those areas. The committee also takes into consideration the overall condition of the Company, its level of success in recent years and its goals and budget for the current year. The committee then makes a subjective determination of the salary level for each executive officer. Bonuses are set for executive officers taking into account the Company's overall success, increase in market share, performance relative to budget and the individual executive's contribution to the Company's success. Insurance and other benefits and stock options are set by the committee at levels believed to be competitive with other employers and to advance a committee goal of retaining key executives.

         Salaries for executives in 2004 were set approximately 20% higher than 2003 levels reflecting their increased responsibility for a significantly larger Company operating in a more complex environment, coupled with the demonstrated ability of the executives to deliver a high level of success. Bonuses awarded to executives, other than the chief executive officer in 2004, reflected the committee's subjective judgment of an appropriate reward for their contributions to the Company's success in 2004. Stock options awarded to named executives in 2004 were for service on the board of directors and at a level believed by the committee to be appropriate to keeping the interests of the executives aligned with those of the shareholders.

         In setting the chief executive officer's salary for 2004, the committee took note of the facts that (i) the Company began 2004 40% larger in total assets than it had begun 2003 and was expected to increase substantially in size in 2004, (ii) regulatory changes were increasing the complexity and challenges of operating the business, and (iii) the chief executive officer provided personal leadership and business skills that were critical to the Company. The committee also considered information it had regarding salary levels of other chief executive officers and set a salary level that the committee believed was fair to the chief executive officer and the Company. In setting the level of the chief executive officer's bonus for 2004, the committee did not use any formulas or guidelines, but subjectively sought to reward the chief executive officer for his participation in the substantial growth of assets and earnings of the Company in 2004. The committee noted that the Company's total assets had grown by 45% to $366 million at year end 2004 while earnings had grown by 74% to $3.0 million for the year. The committee also noted that the chief executive officer had a high level of personal responsibility for several elements of the increases in earnings. The committee thus arrived at a bonus of $215,000 or approximately 73% of his annual salary for the chief executive officer.

                    James P. Smith C.L.U./C.H.F.C., Chairman
                             William A Coates, Esq.
                            James H. Sexton, Jr. DMD

Shareholder Return Performance Graph

         The Company is required to provide its shareholders with a line graph comparing the Company's cumulative total shareholder return with a performance indicator of the overall stock market and either a published industry index or a Company-determined peer comparison. Shareholder return (measured through increases in stock price and payment of dividends) is often a benchmark used in assessing corporate performance and the reasonableness of compensation paid executive officers.

         The performance graph below compares the Company's cumulative total return over the most recent five year period with the Russell 2000 Index (reflecting overall stock market performance for small cap stocks) and the SNL Southeast Bank Index (reflecting changes in banking industry stocks in the southeastern U. S.). Returns are shown on a total return basis, assuming the reinvestment of dividends and a beginning stock index price of $100 per share. Values presented for the Company are based on transactions as reported through the Nasdaq Stock Market, Inc

 Southcoast Financial Corporation


                            Total Return Performance

        [GRAPHIC OF LINE GRAPH WITH POINTS SHOWN IN TABLE BELOW PLOTTED]






                                                                           Period Ending
                                                                           -------------
Index                                           12/31/99    12/31/00    12/31/01    12/31/02     12/31/03    12/31/04
-----                                           --------    --------    --------    --------     --------    --------
Southcoast Financial Corporation                100.00      128.81      156.61      196.88       397.95      540.59
Russell 2000                                    100.00       96.98       99.39       79.03       116.38      137.71
SNL Southeast Bank Index                        100.00      100.41      125.09      138.18       173.52      205.78

Compensation of Directors

         Directors receive an annual retainer of $10,000.00 plus $2,000.00 for each meeting of the Board of Directors attended. In 2004, directors of the Company each also received options to purchase 2,500 shares of the Company's common stock for $20.35 per share. Directors of the Bank are paid $475.00 for each monthly meeting of the Bank's board of directors attended.

Employment Agreements

         The Company has entered into employment agreements with its executive officers, Messrs. Pearson, Hollen and Scott. The contracts are for terms of three years with automatic one year extensions unless either party to the agreement gives notice at least 180 days before the end of the term that there will be no extension. The agreements provide for minimum annual salaries of
$250,000, $167,500 and $147,500 for Messrs. Pearson, Hollen and Scott, respectively. In addition to salary, the agreements provide for each officer to receive life, health and disability insurance benefits, as well as salary continuation upon disability and other unspecified benefits provided under plans applicable to senior management officers and appropriate to their positions.

         The Company may terminate an officer under the terms of the agreements for cause, which includes, among other grounds for termination, breach of the agreement by the officer, misconduct by the officer which is materially injurious to the Bank, the officer becoming ineligible for coverage under the Bank's banker's blanket bond or being removed from office or prohibited from being affiliated with the Bank by the FDIC. The Company may also terminate the officer without cause but, if it does, it must continue to pay the officer and provide benefits.

         The agreements also provide that, if there has been a change of control of the Company or the Bank and the officer's position has been diminished or the officer is required to relocate without his prior consent, the officer may terminate the agreement and receive his salary and benefits for three years after termination. Such payments may not exceed the amount which the Company may deduct for federal income tax purposes. Other provisions of the agreements require the officers to maintain the confidentiality of information obtained from the Company and prohibit each officer from competing with the Company or soliciting its customers.

1999 Stock Option Plan

         The Company has adopted the 1999 Southcoast Financial Corporation Stock Option Plan pursuant to which options to purchase the Company's common stock may be granted to persons who are directors or employees of the Company or any subsidiary at the time of grant. The Plan provides for both incentive stock options and non-qualified stock options, but only employees may be granted incentive stock options.

         All incentive stock options must have an exercise price not less than the fair market value of the common stock at the date of grant, as determined by the Board of Directors or a Committee appointed by the Board. Non-qualified options will have such exercise prices as may be determined by the Board of Directors or the Committee at the time of grant, and such exercise prices may be less than fair market value. The Board of Directors or the Committee may set other terms for the exercise of the options but may not grant to any one holder more than $100,000 of incentive stock options (based on the fair market value of the optioned shares on the date of the grant of the option) which first become exercisable in any calendar year. The Board of Directors or the Committee also selects the employees to receive grants under the plan and determines the number of shares covered by options granted under the plan. No options may be exercised after ten years from the date of grant. The number of shares reserved for issuance under the Plan, the number of shares covered by outstanding options, the exercise price and the exercise date of options will be adjusted in the event of changes in the number of outstanding shares of common stock effected without receipt of consideration by the Company. The Board of Directors may amend, suspend or terminate the Plan, but may not increase (except as discussed above) the maximum number of shares reserved for issuance under the Plan, materially increase benefits to participants under the Plan, or materially modify the eligibility requirements under the Plan without shareholder approval or ratification.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

          The Bank, in the ordinary course of its business, may make loans to and has other transactions with directors, officers, principal shareholders, and their associates. Loans, if made, are made on substantially the same terms, including rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features. The Bank expects to continue to enter into transactions in the ordinary course of business on similar terms with directors, officers, principal stockholders, and their associates. The aggregate dollar amount of such loans outstanding at December 31, 2004 was $235,687. During 2004, no new loans were made and repayments totaled $15,301.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         As required by Section 16(a) of the Securities Exchange Act of 1934, the Company's directors, its executive officers and certain individuals are required to report periodically their ownership of the Company's Common Stock and any changes in ownership to the Securities and Exchange Commission. Based on a review of Section 16(a) reports available to the Company and any representations made to the Company, all such reports for 2004 were filed on a timely basis.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         The Board has selected Elliott Davis, LLC, Certified Public Accountants with offices in Greenville, South Carolina, to serve as the Company's independent certified public accountants for 2004. It is expected that representatives from this firm will be present and available to answer appropriate questions at the annual meeting, and will have the opportunity to make a statement if they desire to do so.

Fees Paid to Independent Auditors

         Set forth below is information about fees billed by the Company's independent auditors for audit services rendered in connection with the consolidated financial statements and reports for the year ended December 31, 2004 and 2003, and for other services rendered during such years, on behalf of the Company and the Bank, as well as all out-of- pocket expenses incurred in connection with these services, which have been billed to the Company.

Audit Fees

         Audit fees include fees billed for professional services rendered for the audit of the Company's consolidated financial statements and review of the interim condensed consolidated financial statements included in quarterly reports, and services that are normally provided by the Company's independent auditor in connection with statutory and regulatory filings or engagements, and attest services, except those not required by statute or regulation. For the years ended December 31, 2003 and 2004, respectively, Elliott Davis, LLC billed the Company an aggregate of $26,900 and $34,550 for audit fees.

Audit Related Fees

              Audit-related fees included fees for assistance with, and issuance of consents relating to, filings with the Securities and Exchange Commission and review of the registration statement related to the 2004 stock offering, as well as reviews of management's discussion and analysis of financial condition and results of operations included in the annual and quarterly reports the Company files with the Securities and Exchange Commission. For the years ended December 31, 2003 and 2004, respectively, Elliott Davis, LLC billed the Company an aggregate of $20,500 and $3,150 for audit-related fees.

Tax Fees

              Tax fees include fees for tax compliance/ preparation and other tax services. Tax compliance/ preparation fees include fees billed for professional services related to federal and state tax compliance. Other tax services include fees billed for other miscellaneous tax consulting and planning. For the years ended December 31, 2003 and 2004, respectively, Elliott Davis, LLC billed the Company an aggregate of $1,800 and $2,875 for tax fees.

All Other Fees

              All other fees included fees for agreed upon procedures, primarily Federal Home Loan Bank mortgage collateral verification and advice relating to executive benefit plan issues, as well as consulting with the steering committee for Sarbanes Oxley Section 404 compliance in 2004. For the years ended December 31, 2003 and 2004, respectively, Elliott Davis, LLC billed the Company an aggregate of $1,800 and $2,875 for such other services.

         In making its decision to recommend ratification of its appointment of Elliott Davis, LLC as the Company's independent auditors for the fiscal year ending December 31, 2004, the Audit Committee considered whether services other than audit and audit-related services provided by that firm are compatible with maintaining the independence of Elliott Davis, LLC.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

         The Audit Committee pre-approves all audit and permitted non-audit services (including the fees and terms thereof) provided by the independent auditors, subject to limited exceptions for non-audit services described in
Section 10A of the Securities Exchange Act of 1934, which are approved by the Audit Committee prior to completion of the audit. The Committee may delegate to one or more designated members of the Committee the authority to pre-approve audit and permissible non-audit services, provided such pre-approval decision is presented to the full Committee at its next scheduled meeting.

         General pre-approval of certain audit, audit-related and tax services is granted by the Committee at the first quarter Committee meeting. The Committee subsequently reviews fees paid. Specific pre-approval is required for all other services. During 2004, all audit and permitted non-audit services were pre-approved by the Committee.

                             AUDIT COMMITTEE REPORT

         The Audit Committee of the Board of Directors has reviewed and discussed with management the Company's audited financial statements for the year ended December 31, 2004. The Audit Committee has discussed with the Company's independent auditors, Elliott Davis, LLC, the matters required to be discussed by Statement on Accounting Standards 61, as modified or supplemented. The Audit Committee has also received the written disclosures and the letter from Elliott Davis, LLC, required by Independence Standards Board Standard No. 1, as modified or supplemented, and has discussed with Elliott Davis, LLC, their independence. Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2004.

                         James. H. Sexton DMD, Chairman
                         James P. Smith, C.L.U./C.H.F.C.
                             William A. Coates, Esq.

                                  OTHER MATTERS

         The Board of Directors knows of no other business to be presented at the meeting of stockholders. If matters other than those described herein should properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote at such meeting in accordance with their best judgment on such matters. If a shareholder specifies a different choice on the Proxy, his or her shares will be voted in accordance with the specifications so made.

         Unless contrary instructions are indicated on the Proxy, all shares of stock represented by valid proxies received pursuant to this solicitation, and not revoked before they are voted, will be voted FOR the election of any or all of the nominees for directors named herein.

                  AVAILABILITY OF ANNUAL REPORT ON FORM 10-KSB

         Shareholders may obtain copies of the Company's annual report on Form 10-KSB required to be filed with the Securities and Exchange Commission for the year ended December 31, 2004, free of charge by requesting such form in writing from L. Wayne Pearson, President, Southcoast Community Bank, Post Office Box 1561, Mt. Pleasant, South Carolina 29465. Copies may also be downloaded from The Securities and Exchange Commission website at http//www.sec.gov.

                                                                      Appendix A

                          NOMINATING COMMITTEE CHARTER

         The  Nominating  Committee  of the  Board of  Directors  of  Southcoast
Financial Corporation has been established for the purpose of making recommendations to the Board of Directors of suitable persons to be nominees for election to the Board of Directors.

         In recommending director candidates, the committee may take into consideration such factors as it deems appropriate based on the Company's current needs. These factors may include diversity, age, skills such as understanding of banking and general finance, decision-making ability, interpersonal skills, experience with businesses and other organizations of comparable size, community activities and relationships, and the interrelationship between the candidate's experience and business background, and other Board members' experience and business background, as well as the candidate's ability to devote the required time and effort to serve on the Board.

         The committee will consider for recommendation by the committee director candidates recommended by shareholders if the shareholders comply with the following requirements. If a shareholder wishes to recommend a director candidate to the committee for consideration as a Board of Directors' nominee, such shareholder must submit in writing to the committee the recommended candidate's name, a brief resume setting forth the recommended candidate's business and educational background and qualifications for service, and a notarized consent signed by the recommended candidate stating the recommended candidate's willingness to be nominated and to serve. This information must be delivered to the Nominating Committee of the Company at the Company's address and must be received no later than January 15 in any year to be considered as a potential Board of Directors' nominee at the Annual Meeting of Shareholders for that year. The committee may request further information if it determines a potential candidate may be an appropriate nominee. Director candidates recommended by shareholders that comply with these requirements will receive the same consideration that the committee's other candidates receive.

                                      PROXY

                        SOUTHCOAST FINANCIAL CORPORATION

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR ANNUAL MEETING OF SHAREHOLDERS - April 27, 2005

          L. Wayne Pearson and William A. Coates, or either of them, with full power of substitution, are hereby appointed as agent(s) of the undersigned to vote as proxies for the undersigned at the Annual Meeting of Shareholders to be held on April 27, 2005, and at any adjournment thereof, as follows:

1.           ELECTION OF        FOR the nominees listed    WITHHOLD AUTHORITY
             DIRECTORS.         Below [ ]                  to vote for the
                                                           nominees listed
                                                           below  [ ]


One year terms:    Tommy B. Baker and Stephen H. Hutchinson

Three year terms:  Paul D. Hollen III, James H. Sexton, Jr., and James P. Smith

INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL(S) WRITE THE NOMINEE'S(S') NAME(S) ON THE LINE BELOW.


--------------------------------------------------------------------------------

2. And, in the discretion of said agents, upon such other business as may properly come before the meeting, and matters incidental to the conduct of the meeting. Management at present knows of no other business to be brought before the meeting.

THE PROXIES WILL BE VOTED AS INSTRUCTED. IF NO CHOICE IS INDICATED WITH RESPECT TO A MATTER WHERE A CHOICE IS PROVIDED, THIS PROXY WILL BE VOTED "FOR" SUCH MATTER.

Please sign exactly as name appears below. When signing as attorney, executor, administrator, trustee, or guardian, please give full title. If more than one trustee, all should sign. All joint owners must sign.


Dated: _______________, 2005                 ___________________________________


                                             ___________________________________